ASCEND ACQUISITION CORP.

Subscription Agreement

INTRODUCTION

Ascend Acquisition Corp. (the “Company”) is a blank check company seeking to acquire a business or company or engage in another opportunity for its and its shareholders’ benefit. On December 30, 2011, the Company entered into a Merger Agreement and Plan of Reorganization (“Merger Agreement”) with Ascend Merger Sub, LLC, Andover Games, LLC (“Andover Games”) and the members of Andover Games. Upon the consummation of the transactions contemplated by the Merger Agreement, Andover Games will become a wholly-owned subsidiary of the Company. Pursuant to the Merger Agreement, the Company is obligated to use its commercial best efforts to raise at least $4 million of equity capital through the sale of the Company’s capital stock, of which at least $2 million must be raised simultaneously with the closing of the merger (although all may be raised simultaneously with the closing of the merger) and up to an additional $2 million may be raised within 30 days thereafter. The Company raising the first $2 million is a condition to closing the merger.

INSTRUCTIONS

IMPORTANT: PLEASE READ CAREFULLY BEFORE SIGNING. SIGNIFICANT OBLIGATIONS AND REPRESENTATIONS ARE CONTAINED IN THIS DOCUMENT.

Steps For All Investors

1.	Fill in your name and subscription amount on Page 3.

Additional Steps for Individual Investors

1.	Complete the requested information on Page 9.
2.	Sign Page 11.

Additional Steps for Entity Investors

1.	Complete the requested information on Page 10.
2.	Sign Page 11.
3.	If applicable, complete the information on Page 12 and please sign as indicated thereon.

PLEASE DELIVER TWO EXECUTED COPIES OF THE SUBSCRIPTION AGREEMENT TO:

ASCEND ACQUISITION CORP.

c/o Graubard Miller

405 Lexington Avenue

New York, New York 10174

Attention: Jeffrey M. Gallant, Esq.

Telephone: 212-818-8638

Facsimile: 212-818-8881

THE SUBSCRIPTION PAYMENT MUST BE WIRED AS FOLLOWS:

When you wire your funds, please notify Jeffrey M. Gallant at 212-818-8638. Any questions you may have concerning these documents or the payment of your subscription amount should be directed to Jeffrey M. Gallant.

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Print Name of Investor:_________________________

SUBSCRIPTION AGREEMENT

This Subscription Agreement (“Subscription Agreement”) is being used by Ascend Acquisition Corp., a Delaware corporation (the “Company”), for a private placement (the “Offering”) of shares of common stock, par value $0.0001 per share (the “Shares”) on the terms contained in this Subscription Agreement.

The above-named Investor hereby agrees as follows:

1.           Subscription for Securities. Investor hereby subscribes for and agrees to purchase $_________ of Shares of the Company at a purchase price of $0.50 per share, subject to the terms and conditions set forth in this Subscription Agreement.

2.           Offering and Offering Period. The Shares are being offered in a private placement in accordance with the terms set forth in this Subscription Agreement. The Company is offering the Shares until the earlier of (i) the date by which the maximum amount of Shares being offered have been sold or (ii) 30 days after the consummation by the Company of the transactions contemplated by that certain Merger Agreement and Plan of Reorganization, dated as of December 30, 2011 (“Merger Agreement”), by and among the Company, Ascend Merger Sub, LLC, Andover Games, LLC and the members of Andover Games, LLC, unless such latter date is extended, without notice to the Investor, by the Company in its sole discretion (such earlier date being referred to herein as the “Termination Date”).

3.           Investor Delivery of Documents and Payment. Investor has tendered to the Company two (2) completed and manually executed copies of this Subscription Agreement. Simultaneously with submitting this Subscription Agreement, the Investor is wiring the subscription amount in accordance with the directions on the cover sheet.

4.           Closing and Delivery of Securities. The offering is being made on a “best efforts, $2,000,000 minimum, $4,000,000 maximum” basis, provided that the Company may increase the maximum amount at any time prior to the Termination Date in its sole discretion without notice to the Investor. The initial closing (“Initial Closing”) will occur simultaneously with the consummation of the transactions contemplated by the Merger Agreement, provided that Investors have subscribed for the minimum of $2,000,000 of Shares. Accordingly, there will be no closing if either the minimum number of Shares is not subscribed for or the transactions contemplated by the Merger Agreement are not consummated. The Company’s officers, directors and affiliates shall be entitled to purchase Shares in the Offering on the same terms as other Investors. Accordingly, any such purchases will be credited toward reaching the $2,000,000 minimum amount required to have an Initial Closing. Subsequent closings with respect to the sale of additional Shares up until the maximum amount has been reached may take place at any time with respect to subscriptions accepted by the Termination Date (each such closing, together with the Initial Closing, being referred to as the “Closing”). In the event Investor’s subscription is accepted and there is a Closing, Investor’s payment will be released to the Company and the certificates representing the Shares will be delivered promptly to Investor along with a fully executed version of this Agreement.

5.           Acceptance or Rejection of Subscription; Return of Unapplied Funds. The Company has the right to reject this subscription, in whole or in part, for any reason and at any time prior to a Closing. In the event of the rejection of this subscription, my subscription payment will be promptly returned to me without interest or deduction and this Subscription Agreement shall have no force or effect. The Shares subscribed for herein will not be deemed issued to or owned by the Investor until one copy of this Subscription Agreement has been executed by the Investor and countersigned by the Company and the Closing (defined below) with respect to the Investor’s subscription has occurred.

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6.           Offering to Accredited Investors. The Offering is limited to “accredited investors” as defined in Section 2(15) of the Securities Act of 1933, as amended (“Securities Act”), and Rule 501(a) promulgated thereunder, and is being made without registration under the Securities Act in reliance upon the exemptions contained in Section 4(2) of the Securities Act and applicable state securities laws; it being understood that for purposes of the qualifying under the $1,000,000 net worth test:

•	The Investor’s primary residence shall not be included as an asset;
•	Indebtedness that is secured by the Investor’s primary residence, up to the estimated fair market value of the primary residence as of the date of this Agreement, shall not be included as a liability (except that if the amount of such indebtedness outstanding as of such date exceeds the amount outstanding 60 days before such date, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and
•	Indebtedness that is secured by the Investor’s primary residence in excess of the estimated fair market value of the primary residence shall be included as a liability.

7.           Investor Representations and Warranties.

7.1.         Accredited Investor Status. Investor is an accredited investor within the meaning of Section 2(15) of the Securities Act and Rule 501 promulgated thereunder.

7.2.         No Right to Terminate. Investor is aware that Investor is not entitled to cancel, terminate or revoke this subscription, and any agreements made in connection herewith will survive an individual Investor’s death or disability. In order to induce the Company to issue and sell Shares to Investor, Investor represents and warrants that the information relating to Investor stated herein is true and complete as of the date hereof and will be true and complete as of the date or dates on which Investor’s purchase of Shares becomes effective. If, prior to the final consummation of the offer and sale of the Shares, there should be any change in such information or any of such information becomes incorrect or incomplete, Investor agrees to notify the Company and supply the Company promptly with corrective information.

7.3.         Information About the Company and the Shares.

(a)          The Company has made available to Investor a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2011, June 30, 2011 and September 30, 2011, the Company’s Current Report on Form 8-K dated December 30, 2011 and the Company’s Schedule 14F-1 dated February 14, 2012 and the unaudited financial statements of Andover Games as of and for the fiscal years ended December 31, 2011 and 2010 (together the “Disclosure Documents”). Investor has read the Disclosure Documents, including the “Risk Factors” set forth in the Form 10-K, together with this Subscription Agreement, and fully understands the information set forth therein and herein. Investor further understands the following risks relating to the business of Andover Games and the merger:

•	Andover Games operates in a new and rapidly changing industry, which makes it difficult to evaluate its business and prospects;

•	Andover Games began operations in 2011, and it has a short operating history and a new business model, which makes it difficult to effectively assess its future prospects;

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•	Andover Games currently has no revenue and expects a small number of games to generate a majority of its revenue, and it must continue to launch and enhance games that attract and retain a significant number of paying players in order to grow its revenue and sustain its competitive position;

•	Andover Games may not be able to maintain a good relationship with companies like Apple and Facebook that are vital to its business model;

•	Andover Games will rely on a small percentage of its players for nearly all of its revenue;

•	A significant majority of Andover Games’ game traffic is expected to be hosted by a single vendor, and any failure or significant interruption in its network could impact its operations and harm its business;

•	Security breaches, computer viruses and computer hacking attacks could harm Andover Games’ business and results of operations;

•	If Andover Games fails to effectively manage its growth, its business and operating results could be harmed;

•	Andover Games’ growth prospects will suffer if it is unable to develop successful games for mobile platforms;

•	Andover Games will face additional business, political, regulatory, operational, financial and economic risks as it expands into international markets; and

•	Andover Games’ audited financial statements for the fiscal year ended December 31, 2011 may be materially different than what is anticipated; and

Investor has been given access to full and complete information regarding the Company and Andover Games as Investor has requested and has utilized such access to Investor’s satisfaction for the purpose of verifying the information included herein and therein, and Investor has either met with or been given reasonable opportunity to meet with the officers of the Company and Andover Games for the purpose of asking reasonable questions of such officers concerning the terms and conditions of the Offering and the business of the Company and Andover Games and all such questions have been answered to Investor’s full satisfaction. Investor has also been given an opportunity to obtain any additional relevant information to the extent reasonably available to the Company. After reading of such information and materials, Investor understands that there is no assurance as to the future performance of the Company and the Shares.

(b)          Investor has received no representation or warranty from the Company or any of its officers, directors, equity holders, employees or agents in respect of Investor’s investment in the Shares. Investor is not participating in the Offering as a result of or subsequent to: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or the Internet or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

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7.4.         Speculative Investment. Investor is aware that the Shares are a speculative investment that involve a high degree of risk and Investor may suffer the total loss of its investment. Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares and have obtained, in Investor’s judgment, sufficient information to evaluate the merits and risks of an investment in the Shares. Investor has not utilized any person as its purchaser representative (as defined in Regulation D) in connection with evaluating such merits and risks and has relied solely upon its own investigation in making a decision to invest in the Shares. Investor has been urged to seek independent advice from its professional advisors relating to the suitability of an investment in the Shares in view of its overall financial needs and with respect to the legal and tax implications of such investment. Investor believes that the investment in the Shares is suitable for it based upon its investment objectives and financial needs, and Investor has adequate means for providing for its current financial needs and contingencies and has no need for liquidity with respect to its investment in the Shares. The investment in the Shares does not constitute a significant portion of Investor’s investment portfolio.

7.5.         Restrictions on Transfer; Registration Right.

(a)          Investor understands that (i) the Shares have not been registered under the Securities Act or the securities laws of certain states in reliance on specific exemptions from registration and (ii) the Shares cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under applicable securities laws of certain states, or an exemption from such registration is available. Each certificate representing the Shares will bear a restrictive legend relating to such restrictions. In addition, Investor understands that (x) no securities administrator of any state or the federal government has recommended or endorsed the Offering or made any finding or determination relating to the fairness of an investment in the Shares and (y) the Company is relying on Investor’s representations and agreements for the purpose of determining whether this transaction meets the requirements of the exemptions afforded by the Securities Act and certain state securities laws.

(b)          Within 10 business days of the consummation by the Company of the transactions contemplated by the Merger Agreement, it shall file a registration statement (“Registration Statement”) with the Securities and Exchange Commission covering the resale by Investor of the Shares it is purchasing hereunder, use its best efforts to have such Registration Statement declared effective as promptly as practicable thereafter, and keep the Registration Statement effective until (i) the date on which the Shares may be resold by the Investor without registration under the Securities Act and without regard to any volume limitations by reason of Rule 144 under the Securities Act or any other rule of similar effect or (ii) all of the shares have been sold pursuant to the Registration Statement or Rule 144 under the Securities Act or any other rule of similar effect. Investor understands, however, that notwithstanding this obligation on the part of the Company to register the resale of the Shares and to keep the Registration Statement effective, there is no assurance that the Company will be able to have the Registration Statement declared effective and keep the Registration Statement effective until Investor has sold all the Shares owned by it registered thereon. The Company’s obligation to register the Investor’s Shares pursuant to the Registration Statement shall be subject to the Investor’s delivery to the Company of such information regarding the Investor, the securities of the Company held by such Investor, and the intended method of disposition of the Shares as reasonably required by the Company to effect the registration of such Investor’s Shares.

7.6.         Investment Representation. Investor is purchasing the Shares for its own account for investment and not with a view to, or for sale in connection with, any subsequent distribution of the securities, nor with any present intention of selling or otherwise disposing of all or any part of the Shares in violation of the Federal securities laws. Investor understands that, although there is a public market for the Shares, there is no assurance that such market will continue in the future.

7.7.         Entity Authority. If Investor is a corporation, partnership, company, trust, employee benefit plan, individual retirement account, Keogh plan or other tax-exempt entity, it is authorized and qualified to become an investor in the Shares and the person signing this Subscription Agreement on behalf of such entity has been duly authorized by such entity to do so.

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7.8.         For Florida Residents. The Shares have not been registered under the Securities Act, or the Florida Securities and Investor Protection Act (“Florida Securities Act”), by reason of specific exemptions thereunder relating to the limited availability of the offering. The Shares cannot be sold, transferred or otherwise disposed of to any person or entity unless subsequently registered under the Securities Act or the Florida Securities Act, if such registration is required. Pursuant to Section 517.061(11) of the Florida Securities Act, when sales are made to five (5) or more persons in Florida, any sale made pursuant to Subsection 517.061(11) of the Florida Securities Act will be voidable by such Florida purchaser either within three (3) days after the first tender of consideration is made by the purchaser to the issuer, an agent of the issuer, or an escrow agent, or within three (3) days after the availability of the privilege is communicated to such purchaser, whichever occurs later. In addition, as required by Section 517.061(11)(a)(3) of the Florida Securities Act and by Rule 69W-500.005(5)(a) thereunder, if Investor is a Florida resident Investor may have, at the offices of the Company, at any reasonable hour, after reasonable notice, access to the materials set forth in such Rule that the Company can obtain without unreasonable effort or expense.

8.           Indemnification. Investor hereby agrees to indemnify and hold harmless the Company, its officers, directors, shareholders, employees, agents and attorneys against any and all losses, claims, demands, liabilities, and expenses (including reasonable legal or other expenses incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person or whether incurred by the indemnified party in any action or proceeding between the indemnitor and indemnified party or between the indemnified party and any third party) to which any such indemnified party may become subject, insofar as such losses, claims, demands, liabilities and expenses (a) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact made by Investor and contained herein or (b) arise out of or are based upon any breach by Investor of any representation, warranty or agreement made by Investor contained herein

9.           Severability; Remedies. In the event any part or parts of this Subscription Agreement are found to be void, the remaining provisions of this Subscription Agreement are nevertheless binding with the same effect as though the void part or parts were deleted.

10.          Governing Law. This Agreement shall be governed by and construed in accordance with the law of the State of Delaware regardless of the law that might otherwise govern under applicable principles of conflicts of law thereof.

11.          Counterparts. This Subscription Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. The execution of this Subscription Agreement may be by actual or facsimile signature.

12.          Benefit. Except as otherwise set forth herein, this Subscription Agreement is binding upon and inures to the benefit of the parties hereto and their respective heirs, executors, personal representatives, successors and assigns.

13.          Notices. All notices, offers, acceptance and any other acts under this Subscription Agreement (except payment) must be in writing, and is sufficiently given if delivered to the addressees in person, by overnight courier service, facsimile, electronic transmission (including via email) or, if mailed, postage prepaid, by certified mail (return receipt requested), and will be effective three days after being placed in the mail if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or confirmed telecopy or other electronic transmission (including via email), in each case addressed to a party. All communications to Investor should be sent to Investor’s address on the signature page hereto. All future communications to the Company should be sent to:

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ASCEND ACQUISITION CORP.

970 West Broadway, PMB 402

Jackson, WY 83002

Attention: Jonathan J. Ledecky

Telephone: 307-734-2645

Email: jledecky@aol.com

14.          Oral Evidence. This Subscription Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. This Subscription Agreement may not be changed, waived, discharged, or terminated orally, but rather, only by a statement in writing signed by the party or parties against which enforcement or the change, waiver, discharge or termination is sought.

15.          Paragraph Headings. Paragraph headings herein have been inserted for reference only and will not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part, any of the terms or provisions of this Subscription Agreement.

16.          Survival of Representations, Warranties and Agreements. The representations, warranties and agreements contained herein will survive the delivery of, and the payment for, the Shares.

[SIGNATURE PAGES FOLLOW]

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INDIVIDUAL and JOINT INVESTORS – Complete All Information

Additional information may be requested

Investor’s Name:

Date of Birth:	SSN/Tax ID:

Co-Investor Name:

Date of Birth:	SSN/Tax ID:

Home Street Address:

City:	State:_________	Zip Code:____________

Mailing Street Address:

City:	State:_________	Zip Code:____________

Work Phone:	Home Phone:

E-Mail Address:

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ENTITY INFORMATION – Complete All Information

Entity Name:

Tax ID:	State of Formation:

Company Street Address:

City:	State:	_________	Zip Code:__________________

Primary Contact:	Title:

Telephone Number:	Fax Number:

Email Address:

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SIGNATURE PAGE

I/We am(are) affirming that all the information contained herein is true and correct to the best of my/our knowledge and belief, including the attached schedule. If I am signing on behalf of an entity or trust I represent I have the authority to make investment decisions for the entity. I also understand that a background/credit check maybe conducted for the purposes of detecting and deterring money laundering.

Signature	Date

Print Name

Title (if applicable)

Signature	Date

Print Name

Title (if applicable)

The foregoing subscription is accepted and the Company hereby agrees to be bound by its terms.

ASCEND ACQUISITION CORP.

Name	Title:

Date

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Additional Information

Trusts (Complete for all Trustees and Person who have Contributed Assets):

Name

Please check the appropriate box:

☐ Trustee ☐ Contributed Assets

Name

Please check the appropriate box:

☐ Trustee ☐ Contributed Assets

Name

Please check the appropriate box:

☐ Trustee ☐ Contributed Assets

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